UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5407

Trust For Credit Unions

(Exact name of registrant as specified in charter)

71 S. Wacker Drive, Suite 500
Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to: Jeffrey A. Dalke, Esq.
Goldman Sachs & Co.	Drinker Biddle & Reath LLP
One New York Plaza	One Logan Square
New York, New York 10004	18th and Cherry Streets Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 621-2550

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Unitholders is filed herewith.

TRUST

for Credit Unions

Annual Report

August 31, 2005

         The reports concerning the Portfolios included in this unitholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

      TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities & Exchange Commission (the “SEC”) for the first and third quarter of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

      This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus, which contains facts concerning the Portfolios’ objectives and policies, management, expenses and other information.

An investment in the TCU Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset value of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Dear Credit Union Unitholders:

      This report provides an overview of the performance of the Trust for Credit Unions (“TCU”) Portfolios during the fiscal year ended August 31, 2005.

      The past year’s interest rate environment has created challenges for credit unions in both investing and net interest margin management. Over this twelve-month period, the Federal Reserve Open Market Committee raised the federal funds rate by 25 basis points at each of its eight meetings. By August 31, 2005, the federal funds rate stood at 3.50%.

      While the short-end of the yield curve has risen, rates on the longer end of the curve have fallen. During the twelve months ended August 31, 2005, the yield on the ten-year treasury fell by eleven basis points to 4.02%. With the short end of the yield curve rising and the longer end falling, the result has been a flattening curve. At the beginning of the period, the spread between the two-year and ten-year treasury notes was 172 basis points. At the end of the period, this difference had shrunk to only 20 basis points.

      During this reporting period, credit union share growth slowed. For the 12 months ended June 30, 2005, credit unions grew shares at an annual rate of 4.5 percent. During the same period, loans grew at 10.5 percent. The result of the increased loan growth and slow share growth was a decrease in total investments of 4 percent. The flat yield curve has had an impact on credit union financial performance. The net interest margin has fallen five basis points to 326 basis points — the lowest level of the past ten years. Credit unions are increasingly relying on non-interest income to sustain positive earnings.

      The past year has been difficult for investors in fixed income products. The rise in short-term rates and the flattening yield curve have made it difficult to earn returns higher than those of relatively risk-free overnight investments. During the year, the distribution yields of one or more of the TCU Portfolios have trailed the federal funds rate. Additionally, the flat yield curve has eliminated most opportunities to earn additional return by extending duration.

      Nevertheless, the Ultra-Short Duration Government and Short Duration Portfolios did outperform their duration-based benchmarks during the period and since their inception, demonstrating the value of active portfolio management. In addition, the net asset values of these Portfolios experienced less volatility than in the past, in part due to the revised tax-amortization policy implemented in fiscal year 2004 that has more closely aligned the Portfolios’ net investment income earned with actual distributions.

	2005 Average	Benchmark
	Annual Return	Return

Money Market Portfolio	2.44%	N/A
Ultra-Short Duration Government Portfolio	2.28%	1.97%
Short Duration Portfolio	1.91%	0.91%

      Overall balances in the three TCU Portfolios fell during the period, ending at net assets of approximately $1.56 billion in the aggregate as of August 31, 2005. The Money Market Portfolio ended the period with net assets of approximately $251 million; the Ultra-Short Duration Government Portfolio ended the period with net assets of approximately $588 million; and the Short Duration Portfolio remained relatively stable with net assets of approximately $722 million at the end of the period. For the year ended August 31, 2005, Callahan Credit Union Financial Services Limited Liability Limited Partnership elected to reimburse for expenses, under the administrative agreement, approximately $91,700 to the Ultra-Short Duration Government Portfolio.

      We appreciate your continued investment support and look forward to serving your needs in the future.

Sincerely,

Charles W. Filson
President
Callahan Financial Services, Inc.
and Trust for Credit Unions
September 22, 2005

TCU MONEY MARKET PORTFOLIO

Objective

      The objective of the TCU Money Market Portfolio (“MMP” or the “Portfolio”) is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

Performance Review

      For the one-year period that ended August 31, 2005, the MMP had a one-year simple average yield of 2.41%. This compared to the 2.18% return of the iMoneyNet First Tier — Institutional Only Average for the same period.

      The Portfolio witnessed a significant loss of assets over the period due to a rising interest rate environment. This contributed to a difficult trading environment. However, in spite of this, the portfolio was still able to outperform the iMoneyNet benchmark. As of August 31, 2005, the Portfolio had standardized seven-day current and effective yields, with fee waivers, of 3.38% and 3.43%, respectively. As of that date, the Portfolio’s standardized seven-day current and effective yields, without fee waivers, would have been 3.17% and 3.22%, respectively. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of dividends for one year.

      The past performance of the Portfolio is no indication of its future results. Yields will fluctuate. Unless otherwise noted, performance reflects fee waivers in effect. In their absence, performance would be reduced.

Portfolio Composition and Investment Strategies

      The Federal Reserve Board (the “Fed”) continued tightening the federal funds rate at a “measured pace” during the fiscal year. Over that period, it tightened rates eight times, bringing the federal funds rate to 3.50%. The Fed went to great lengths to make its message more transparent to the fixed income market. As a result, much of the Fed tightenings were already anticipated by investors and priced into the market. We witnessed Hurricane Katrina at the end of August and we are likely to see the impact of the hurricane lead to higher oil prices and, in turn, weaker upcoming economic data.

      Despite the fact that the front end of the money market yield curve was higher than we had seen in years, we continued to maintain a neutral duration for the Portfolio. Over the reporting period, the duration of the Portfolio was approximately 25-35 days. This allowed us to take advantage of a steeper yield curve while still capturing higher yields following each of the Fed meetings. The rapid pace of Fed tightening caused the yield of the Portfolio to lag the federal funds rate.

      The supply of domestic bank-issued securities remained extremely low throughout the reporting period. In addition, U.S. government agencies continued issuing debt at a near record pace. This caused the credit spread between bank debt and government agencies to shrink to extremely tight levels. As a result, the Portfolio maintained a relatively high allocation to U.S. government agency securities during the fiscal year.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Money Market Portfolio Management Team

Portfolio Composition as of August 31, 2004*

Portfolio Composition as of August 31, 2005*

*	These percentages, which reflect Portfolio holdings as a percentage of total investments, may differ from those in the accompanying Statement of Investments as of August 31, 2005 and the Statement of Investments in the Portfolio’s annual report as of August 31, 2004, which reflect Portfolio holdings as a percentage of net assets. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Objective

      The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of a Six-Month U.S. Treasury Bill Index and no longer than that of a One-Year U.S. Treasury Note Index. As of August 31, 2005, the Portfolio’s actual duration was 0.55 years, compared to 0.73 years for the Nine-Month Treasury average. (The Nine-Month Treasury average represents an equally weighted blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch. The Nine-Month Treasury average does not reflect the deduction of any fees or expenses.)

Performance Review

      For the one-year period that ended August 31, 2005, the cumulative total return of USDGP was 2.28% versus the 1.97% cumulative total return of the Nine-Month Treasury average.

      The Portfolio’s net asset value fell slightly during the review period, closing at $9.43, versus $9.48 on August 31, 2004, which is consistent with the rising interest rate environment. During the reporting period, the yield on the Nine-Month Treasury average increased 188 basis points from 1.88% to 3.76%. Net asset value movements reflect, among other things, the Portfolio’s duration of 0.55 years a well as the impact of market forces, including interest rates. As of August 31, 2005, the Portfolio’s standardized 30-day yield was 3.02% and its 30-day distribution rate was 3.07%. The Portfolio’s one-year, five-year and ten-year standardized total returns as of September 30, 2005 were 2.42%, 3.64% and 4.71%, respectively. The past performance of the Portfolio is no indication of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

      Effective for the fiscal year ended August 31, 2004, USDGP has elected to amortize and accrete market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. Such net amortization generally reduces taxable ordinary income available for distribution. This policy is intended to result in closer alignment of the distributions of the Portfolio, which are derived from Internal Revenue Code distribution requirements, with the overall yield levels of the securities held in the Portfolio.

Portfolio Composition and Investment Strategies

      The Treasury yield curve flattened over the fiscal year as yields increased at the short to intermediate part of the curve and longer-term yields fell. The primary driver of the front end of the yield curve was the Federal Open Market Committee (“FOMC”) monetary policy, while the balance of the curve responded to macroeconomic variables, including rising oil prices. During the reporting period, the Portfolio maintained a short duration position relative to the Nine-Month Treasury average due to our belief that rates would move higher. This positioning helped enhance results as short to intermediate yields rose meaningfully over the period. We maintained a modest short duration position at the end of the period as our outlook for long-term economic growth remains positive and we continue to anticipate a rise in rates.

      Over the reporting period, mortgages modestly underperformed Treasuries. Within the Portfolio, we continued to take advantage of opportunities to add value in security specific trades. We emphasized adjustable-rate mortgages (“ARMS”) and collateralized mortgage obligations (“CMOs”) in order to maximize option-adjusted spreads, while seeking to limit risk. The Portfolio also held pass-through mortgages.

      The Portfolio’s allocation to agency debentures increased from 15.2% on August 31, 2004 to 38.6% as of August 31, 2005. Given relatively tight valuations within the mortgage sector, we found that select agency securities offered more attractive relative value.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

Portfolio Composition — Sector Allocation:

August 31, 2004*

August 31, 2005*

Portfolio Composition — Issuer Allocation:

August 31, 2004*

August 31, 2005*

*	These percentages, which reflect Portfolio holdings as a percentage of total investments, may differ from those in the accompanying Statement of Investments as of August 31, 2005 and the Statement of Investments in the Portfolio’s annual report as of August 31, 2004, which reflect Portfolio holdings as a percentage of net assets. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The 9-Month Treasury Index represents an equally weighted blend of the 6-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index as reported by Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. The TCU Ultra-Short Duration Government Portfolio’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. Mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

TCU SHORT DURATION PORTFOLIO

Objective

      The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. These securities include privately issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the Two-Year U.S. Treasury Security. As of August 31, 2005, the Portfolio’s actual duration was 1.59 years, versus 1.91 years for its benchmark.

Performance Review

      The Portfolio’s cumulative total return for the one-year period ended August 31, 2005 was 1.91%, versus a 0.91% cumulative total return for the Two-Year U.S. Treasury Index. The Portfolio’s net asset value fell during the review period, closing at $9.59, versus $9.72 on August 31, 2004, which is consistent with the rising interest rate environment. During the reporting period, the yield on the Two-Year U.S. Treasury Index (the Portfolio benchmark) increased 143 basis points from 2.40% to 3.83%. Net asset value movements reflect, among other things, the Portfolio’s duration of 1.59 years, as well as the impact of market forces, including interest rates. As of August 31, 2005, the Portfolio’s standardized 30-day yield was 3.86% and its 30-day distribution rate was 3.30%. The Portfolio’s one-year, five-year and ten-year standardized total returns as of September 30, 2005 were 1.71%, 4.66% and 5.38%, respectively. The past performance of the Portfolio is no indication of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

      Effective for the fiscal year ended August 31, 2004, SDP has elected to amortize and accrete market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. Such net amortization generally reduces taxable ordinary income available for distribution. This policy is intended to result in closer alignment of the distributions of the Portfolio, which are derived from the Internal Revenue Code distribution requirements, with the overall yield levels of the securities held in the Portfolio.

Portfolio Composition and Investment Strategies

      The Treasury yield curve flattened over the fiscal year as yields increased at the short to intermediate part of the curve and longer-term yields fell. The primary driver of the front end of the yield curve was the Federal Open Market Committee (“FOMC”) monetary policy, while the balance of the curve responded to macroeconomic variables, including rising oil prices. During the reporting period, the Portfolio maintained a short duration position relative to its benchmark, the Two-Year U.S. Treasury Index, due to our belief that rates would move higher. This positioning helped enhance results as short to intermediate yields rose meaningfully over the period. We maintained a short duration position at the end of the period as our outlook for long-term economic growth remains positive and we continue to anticipate a rise in rates.

      Over the reporting period, mortgages modestly underperformed Treasuries. Within the Portfolio, we continued to take advantage of opportunities to add value in security specific trades. We emphasized adjustable-rate mortgages (“ARMS”) and collateralized mortgage obligations (“CMOs”) in order to maximize option-adjusted spreads, while seeking to limit risk. The Portfolio also held pass-through mortgages.

      The Portfolio’s allocation to mortgages decreased from 64.1% as of August 31, 2004 to 34.5% as of August 31, 2005. We decreased the Portfolio’s exposure to mortgages based on our strategic evaluation of the sector. As mortgage valuations became less attractive, we favored select agency debentures, increasing the Portfolio’s exposure to the agency sector from 18.0% at the beginning of the fiscal year to 54.7% at the end of the reporting period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

Portfolio Composition — Sector Allocation:

August 31, 2004*

August 31, 2005

Portfolio Composition — Issuer Allocation:

August 31, 2004*

August 31, 2005*

*	These percentages, which reflect Portfolio holdings as a percentage of total investments, may differ from those in the accompanying Statement of Investments as of August 31, 2005 and the Statement of Investments in the Portfolio’s annual report as of August 31, 2004, which reflect Portfolio holdings as a percentage of net assets. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Two-Year U.S. Treasury Note Index as reported by Merrill Lynch does not reflect any fees, expenses or taxes. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. Mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

TRUST FOR CREDIT UNIONS

PERFORMANCE COMPARISON

      In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government and Short Duration Portfolios is supplied for the period ended August 31, 2005. Each of the two Trust for Credit Unions Portfolios is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:

Ultra-Short Duration Government (“USDGP”)	$10,000	Lehman Brothers Mutual Fund Short (1-2) Government Index (“Lehman 1-2 Gov’t Index”); 1-Year U.S. Treasury Note Index (“1-year T-Note”); 6-Month U.S. Treasury Bill Index (“6-month T-Bill”).
Short Duration (“SDP”)	$10,000	Lehman Brothers Mutual Fund Short (1-3) Government Index (“Lehman 1-3 Gov’t Index”); 2-Year U.S. Treasury Note Index (“2-year T-Note”).

      All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The charts and tables assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

Ultra-Short Duration Government Portfolio

Average Annual Total Return

One Year	Five Year	Ten Year	Since Inception(b)

2.28%	3.72%	4.76%	4.77%

Short Duration Portfolio

Average Annual Total Return

One Year	Five Year	Ten Year	Since Inception(b)

1.91%	4.88%	5.47%	5.43%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following each Portfolio’s inception.

(b)	The Ultra-Short Duration Government and Short Duration Portfolios commenced operations on July 10, 1991 and October 9, 1992, respectively.

TRUST FOR CREDIT UNIONS

MONEY MARKET PORTFOLIO

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Certificates of Deposit (14.0%)
PNC Bank
$20,000	3.34%	09/09/2005	$20,000
Regions Bank
15,000	3.33	10/12/2005	15,000

Total Certificates of Deposit			$35,000

Discount Notes (a) (13.9%)
Federal National Mortgage Association
$35,000	3.22%	09/21/2005	$34,937

Variable Rate Obligations (b) (43.0%)
Federal Home Loan Mortgage Corp.
$50,000	3.51%	10/07/2005	$50,000
Federal National Mortgage Association
28,000	3.24	09/07/2005	27,979
15,000	3.39	10/03/2005	14,999
15,000	3.72	11/22/2005	14,994

Total Variable Rate Obligations			$107,972

Total Investments Before Repurchase Agreements			$177,909

Repurchase Agreements (28.9%)
Deutsche Bank
$25,000	3.65%	10/31/2005	$25,000
Maturity Value: $25,228
Dated: 08/02/2005
(Fully collateralized by Federal National Mortgage Association, 4.50% to 5.50%, due 04/01/2019 to 06/01/2034. The aggregate market value of the collateral, including accrued interest, was $25,750).
Joint Repurchase Agreement Account II (c)
47,500	3.60%	09/01/2005	47,500
Maturity Value: $47,505

Total Repurchase Agreements			$72,500

Total Investments—(99.8%)			$250,409

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent the annualized yield on date of purchase for discounted securities.

(b)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(c)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 24.

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations (51.4%)
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC) (a) (1.7%)
$921	3.80%	02/01/2018	$912
942	5.59	11/01/2018	963
4,302	6.87	11/01/2019	4,481
262	4.34	11/01/2022	264
305	4.43	11/01/2022	310
204	4.96	10/01/2024	208
544	5.76	10/01/2025	558
1,636	6.42	08/01/2028	1,682
185	4.81	07/01/2029	184
674	5.17	05/01/2031	688

Total Adjustable Rate FHLMC			$10,250

Adjustable Rate Federal National Mortgage Association (FNMA) (a) (12.0%)
$420	4.50%	10/01/2013	$414
307	4.51	07/01/2017	312
394	3.96	11/01/2017	396
315	4.90	11/01/2017	323
258	5.15	11/01/2017	263
724	4.60	03/01/2018	741
277	4.24	04/01/2018	282
214	4.03	05/01/2018	217
294	4.88	06/01/2018	302
75	5.50	06/01/2018	79
3,399	3.74	10/01/2018	3,397
278	3.90	02/01/2019	280
397	4.27	05/01/2019	401
327	6.91	12/01/2019	336
647	4.60	01/01/2020	664
274	4.53	05/01/2020	275
1,580	5.67	05/01/2020	1,633
956	4.64	12/01/2020	975
1,617	3.70	12/25/2020	1,612
36	4.92	10/01/2021	37
2,092	6.35	02/01/2022	2,176
245	5.66	01/01/2023	252
643	4.18	03/01/2024	651
339	5.45	04/01/2025	350
902	5.55	10/01/2025	929
886	3.79	07/01/2027	898
690	4.83	07/01/2027	695
764	4.67	01/01/2029	775
191	4.66	02/01/2029	193
15,819	4.37	08/01/2029	15,903
246	6.14	07/01/2031	252
1,666	5.58	07/01/2032	1,670
1,238	5.73	07/01/2032	1,247
934	6.43	09/01/2032	963
4,812	5.30	01/01/2033	4,889
797	4.49	03/01/2033	801
2,922	4.71	05/01/2033	2,942
998	3.87	07/01/2034	1,008
3,483	3.87	08/01/2034	3,516
10,768	3.82	11/28/2035	10,768
6,414	3.87	08/01/2044	6,478

Total Adjustable Rate FNMA			$70,295

Adjustable Rate Government National Mortgage Association (GNMA) (a) (3.9%)
$2,129	4.50%	04/20/2034	$2,152
7,122	4.25	06/20/2034	7,169
13,668	4.75	08/20/2034	13,769

Total Adjustable Rate GNMA			$23,090

Fixed Rate Federal Home Loan Mortgage Corp. (FHLMC) (3.0%)
$279	6.50%	11/01/2010	$288
1,158	6.50	09/01/2013	1,201
971	6.50	10/01/2013	1,007
532	6.50	05/01/2014	552
502	6.50	06/01/2014	521
4,502	6.00	12/01/2014	4,571
1,882	8.00	12/01/2015	1,992
2,516	6.00	03/01/2016	2,557

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO—(Continued)

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Fixed Rate FHLMC—(Continued)
$445	6.50%	07/01/2016	$462
4,583	6.50	12/01/2032	4,736

Total Fixed Rate FHLMC			$17,887

Fixed Rate Federal National Mortgage Association (FNMA) (7.7%)
$3,298	6.00%	06/01/2009	$3,352
6,884	5.50	01/01/2013	7,035
1,334	5.50	09/01/2014	1,364
1,739	5.50	03/01/2016	1,777
1,374	8.50	04/01/2016	1,484
1,440	5.50	11/01/2018	1,471
887	5.50	12/01/2018	906
1,121	7.00	09/01/2019	1,180
551	7.00	07/01/2021	580
5,186	7.00	10/01/2021	5,457
2,343	7.00	06/01/2022	2,465
4,114	6.50	12/01/2032	4,272
7,806	6.50	01/01/2033	8,103
5,636	6.50	03/01/2035	5,837

Total Fixed Rate FNMA			$45,283

Fixed Rate Government National Mortgage Association (GNMA) (0.1%)
$256	7.00%	04/15/2026	$269

Collateralized Mortgage Obligations (CMOs) (23.0%) Adjustable Rate CMOs (a) (1.2%)
Wells Fargo Series 2005-AR16 Class 1A1
$7,000	4.98%	10/25/2035	$7,025

Regular Floater CMOs (a) (5.9%)
FHLMC Series 1009, Class D
$109	4.23%	10/15/2020	$109
FHLMC Series 1066, Class P
281	4.53	04/15/2021	281
FHLMC Series 1222, Class P
449	3.94	03/15/2022	447
FHLMC Series 1406, Class F
429	3.79	09/15/2022	429
FHLMC Series 1448, Class F
481	5.03	12/15/2022	486
FHLMC Series 1555, Class FA
467	4.83	08/15/2008	471
FHLMC Series 1575, Class FA
1,209	5.13	08/15/2008	1,225
FHLMC Series 1604, Class FC
940	3.57	11/15/2008	928
FHLMC Series 1618, Class F
28	3.84	11/15/2008	28
FHLMC Series 1618, Class FB
331	3.84	10/15/2008	330
FHLMC Series 1689, Class FD
4,160	3.72	10/15/2023	4,118
FHLMC Series 1698, Class FA
967	4.43	03/15/2009	975
FNMA REMIC Trust Series 1992-033, Class F
166	3.79	03/25/2022	164
FNMA REMIC Trust Series 1992-137, Class F
1,856	4.66	08/25/2022	1,891
FNMA REMIC Trust Series 1992-155, Class FC
1,430	4.51	09/25/2007	1,438
FNMA REMIC Trust Series 1993-093, Class FB
603	3.53	05/25/2008	597
FNMA REMIC Trust Series 1993-190, Class F
350	3.73	10/25/2008	346
FNMA REMIC Trust Series 1998-21, Class F
1,060	3.75	03/25/2028	1,047
FNMA Series 1993-027, Class F
2,242	4.81	02/25/2023	2,289
FNMA Series 1993-191, Class FC
1,913	3.48	10/25/2008	1,887

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO—(Continued)

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Regular Floater CMOs—(Continued)
FNMA Series 2001-60 Class O
$4,672	4.59%	10/25/2031	$4,746
FNMA Series 2001-70, Class OF
1,557	4.59	10/25/2031	1,584
FNMA Series 2001-W4, Class AV1
1,537	3.92	02/25/2032	1,537
FNMA Series 2002-T7, Class A1
2,608	3.75	07/25/2032	2,568
FNMA Series 2002-W2, Class AV1
2,686	3.90	06/25/2032	2,686
FNMA Series 2003-T3, Class 1A
2,342	3.76	06/25/2033	2,343

Total Regular Floater CMOs			$34,950

Planned Amortization Class (PAC) CMOs (10.8%)
FHLMC REMIC Trust Series 1432, Class H
$289	7.50%	12/15/2007	$288
FHLMC Series 1250, Class J
1,118	7.00	05/15/2022	1,116
FHLMC Series 1308, Class J
411	8.50	06/15/2007	410
FHLMC Series 1461, Class H
3,760	6.50	01/15/2008	3,829
FHLMC Series 1475, Class K
2,578	7.00	02/15/2008	2,613
FHLMC Series 1512, Class H
59	6.50	02/15/2008	59
FHLMC Series 1513, Class N
2,514	6.50	05/15/2008	2,552
FHLMC Series 1685, Class G
4,415	6.00	09/15/2023	4,457
FHLMC Series 1693, Class H
3,446	6.00	12/15/2008	3,468
FHLMC Series 1720, Class PJ
2,082	7.25	01/15/2024	2,130
FHLMC Series 2102, Class PD
260	6.50	12/15/2027	260
FHLMC Series 2351, Class PX
852	6.50	07/15/2030	856
FHLMC Series 2406, Class PE
588	6.50	08/15/2030	587
FHLMC Series 2440, Class OU
3,850	6.50	09/15/2009	3,914
FHLMC Series 2445, Class OU
2,549	6.50	10/15/2009	2,553
FHLMC Series 2445, Class PU
1,243	6.50	10/15/2009	1,251
FHLMC Series 2481, Class OC
438	5.50	08/15/2014	439
FNMA REMIC Trust Series 1991-67, Class J
2,220	7.50	08/25/2021	2,274
FNMA REMIC Trust Series 1992-01, Class E
132	7.50	01/25/2007	134
FNMA REMIC Trust Series 1992-094, Class J
1,526	7.00	05/25/2007	1,547
FNMA REMIC Trust Series 1992-175, Class PH
1,492	7.00	10/25/2007	1,516
FNMA REMIC Trust Series 1993-040, Class H
2,318	6.80	04/25/2008	2,367
FNMA REMIC Trust Series 1993-174, Class H
2,386	6.50	09/25/2008	2,423
FNMA Series 1993-181, Class G
1,413	6.25	06/25/2008	1,419
FNMA Series 1993-225, Class WC
3,357	6.50	12/25/2013	3,501
FNMA Series 1994-51, Class PJ
1,192	6.50	09/25/2023	1,202

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO—(Continued)

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
PAC CMOs—(Continued)
FNMA Series 1996-21, Class PJ
$2,962	6.00%	12/25/2010	$2,974
FNMA Series 2002-15, Class PE
2,871	6.00	10/25/2015	2,876
FNMA Series 2002-16, Class LH
8,326	6.50	03/25/2031	8,448
GNMA REMIC Trust Series 2001-10, Class PD
1,448	6.50	08/16/2030	1,488
GNMA Series 2000-16, Class PB
273	7.50	02/16/2028	274

Total PAC CMOs			$63,225

Sequential Fixed Rate CMOs (3.6%)
FHLMC Series 1216, Class GC
$1,788	7.00%	03/15/2007	$1,785
FHLMC Series 1331, Class O
2,347	8.00	07/15/2007	2,352
FHLMC Series 1823, Class C
960	6.00	12/15/2008	979
FHLMC Series 2367, Class BC
743	6.00	04/15/2016	748
FHLMC Series 2464, Class VB
4,496	6.50	10/15/2018	4,515
FHLMC Series 2543, Class AD
1,251	8.50	01/15/2016	1,316
FHLMC Series 2663, Class KV
2,604	6.00	04/15/2012	2,624
FNMA REMIC Trust Series 1992-53, Class G
611	7.00	04/25/2007	619
FNMA Series 1996-35, Class Z
1,689	7.00	07/25/2026	1,747
FNMA Series 2000-32, Class Z
2,516	7.50	10/18/2030	2,668
FNMA Series 2002-63, Class KB
195	4.75	02/25/2014	194
FNMA Series 2002-73, Class AD
1,647	8.50	12/25/2015	1,737
GNMA Series 2001-43, Class VB
66	6.00	08/20/2017	66

Total Sequential Fixed Rate CMOs			$21,350

Support CMO (1.5%)
FHLMC Series 1605, Class E
$8,750	6.50%	10/15/2008	$8,894

Total Collateralized Mortgage Obligations			$135,444

Total Mortgage-Backed Obligations (cost $307,829)			$302,518

Agency Debentures (39.0%)
Federal Home Loan Bank
$11,000	2.10%	11/21/2005	$10,960
81,510	2.38	02/15/2006	80,986
25,000	2.50	02/24/2006	24,841
20,000	3.26	12/13/2006	19,998
Federal Home Loan Mortgage Corp.
40,000	2.81	02/02/2006	39,846
Federal National Mortgage Association
42,000	2.38	11/28/2005	41,862
Small Business Administration (a)
863	4.08	03/25/2014	870
Sri Lanka Aid (a)
9,750	4.09	11/01/2024	9,694

Total Agency Debentures (cost $230,115)			$229,057

Total Investments Before Repurchase Agreement (cost $537,944)			$531,575

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO—(Continued)

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement (b) (10.6%)
Joint Repurchase Agreement Account II
$62,300	3.60%	09/01/2005	$62,300

Maturity Value: $62,306 (cost $62,300)
Total Investments (101.0%) (cost $600,244)			$593,875

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2005.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 24.

________________________________________________________________________________
Investment Abbreviation:
REMIC—Real Estate Mortgage Investment Conduit
________________________________________________________________________________

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations (35.1%)
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC) (a) (1.0%)
$7,467	3.92%	01/01/2034	$7,340

Adjustable Rate Federal National Mortgage Association (FNMA) (a) (5.8%)
$676	6.04%	05/01/2032	$666
959	6.43	09/01/2032	989
2,882	4.65	01/01/2033	2,904
5,302	3.88	07/01/2033	5,283
7,194	3.55	04/01/2034	7,171
7,774	4.68	04/01/2035	7,765
3,864	4.28	05/01/2035	3,853
3,992	4.31	05/01/2035	3,971
9,000	3.97	08/31/2035	8,924

Total Adjustable Rate FNMA			$41,526

Adjustable Rate Government National Mortgage Association (GNMA) (a) (0.5%)
$3,891	4.50%	12/20/2034	$3,892

Fixed Rate Federal Home Loan Mortgage Corp. (FHLMC) Gold (3.6%)
$82	7.00%	03/01/2009	$86
64	7.00	04/01/2009	67
923	7.00	06/01/2009	959
55	7.00	03/01/2012	57
1,109	7.00	12/01/2012	1,159
87	8.00	07/01/2014	93
28	7.00	03/01/2015	29
4,396	5.50	05/01/2015	4,489
412	5.50	06/01/2017	420
239	8.00	09/01/2017	256
651	5.50	10/01/2017	665
1,370	8.00	11/01/2017	1,470
1,542	5.50	03/01/2018	1,576
893	5.50	04/01/2018	912
1,141	6.50	05/01/2018	1,182
95	6.00	10/01/2018	98
27	6.00	11/01/2018	28
5,316	5.50	02/01/2019	5,430
219	6.50	12/01/2029	227
7,000	4.58	08/01/2035	6,981

Total Fixed Rate FHLMC Gold			$26,184

Fixed Rate Federal National Mortgage Association (FNMA) (6.6%)
$989	6.50%	09/01/2008	$1,017
523	6.00	12/01/2008	534
18	7.50	09/01/2010	19
5,195	6.00	01/01/2012	5,364
1,461	6.00	04/01/2012	1,508
2,013	6.00	05/01/2012	2,079
2,393	6.00	06/01/2012	2,471
84	7.50	07/01/2012	89
4,769	6.00	09/01/2012	4,924
604	5.00	11/01/2012	613
5	8.00	01/01/2013	5
3,378	5.50	09/01/2014	3,453
1,785	5.50	12/01/2014	1,824
22	6.00	02/01/2018	22
4,823	5.50	05/01/2018	4,927
331	6.00	05/01/2018	341
1,629	5.50	06/01/2018	1,665
23	6.00	08/01/2018	23
21	6.00	09/01/2018	22
1,376	5.50	10/01/2018	1,405
1,744	5.50	11/01/2018	1,781
1,755	6.00	11/01/2018	1,805
97	5.50	12/01/2018	99
3,064	6.00	12/01/2018	3,149
2,543	6.00	01/01/2019	2,614
37	6.00	02/01/2019	38
881	6.00	04/01/2019	906
204	6.00	05/01/2019	210
278	6.00	10/01/2023	286
762	7.00	08/01/2028	797
1,566	7.00	11/01/2028	1,640
183	7.00	02/01/2032	191

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO—(Continued)

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Fixed Rate FNMA—(Continued)
$471	7.00%	05/01/2032	$493
962	7.00	09/01/2032	1,008

Total Fixed Rate FNMA			$47,322

Fixed Rate Government National Mortgage Association (GNMA) (0.3%)
$32	6.00%	07/15/2008	$33
11	6.00	08/15/2008	11
249	6.00	09/15/2008	254
271	6.00	10/15/2008	277
38	6.00	11/15/2008	38
31	6.00	12/15/2008	32
69	6.00	01/15/2009	71
24	6.00	02/15/2009	24
25	6.00	05/15/2009	26
1	8.50	07/15/2009	2
2	8.50	12/15/2009	2
137	8.50	01/15/2010	145
99	8.50	02/15/2010	105
50	8.50	03/15/2010	53
36	8.50	04/15/2010	39
27	8.50	05/15/2010	28
91	8.50	06/15/2010	95
29	8.50	07/15/2010	31
39	8.50	08/15/2010	42
31	8.50	10/15/2010	33
64	8.50	11/15/2010	68
87	8.50	12/15/2010	93
93	8.50	09/15/2011	98
91	8.50	10/15/2011	96
77	8.50	03/15/2012	83
103	8.50	07/15/2012	110

Total Fixed Rate GNMA			$1,889

Collateralized Mortgage Obligations (CMOs) (17.3%)
Adjustable Rate CMOs (a) (7.6%)
Countrywide Home Loans Series 2003-37, Class 1A1
370	3.92%	08/25/2033	374
FNMA Series 1988-12, Class A
452	8.50	02/25/2018	519
Indymac Index Mortgage Loan Trust Series 2004-AR4, Class 1A
7,595	4.69	08/25/2034	7,622
Merrill Lynch Mortgage Investors, Inc. Series 2003-A4, Class 1A
4,664	4.28	07/25/2033	4,682
Salomon Brothers Mortgage Securities VII, Inc. Series 1994-20, Class A
351	5.20	12/25/2024	351
Structured Adjustable Rate Mortgage Loan Series 2004-1, Class 3A3
832	4.66	02/25/2034	839
Structured Adjustable Rate Mortgage Loan Series 2004-1, Class 4A2
4,596	4.58	02/25/2034	4,590
Structured Adjustable Rate Mortgage Loan Series 2004-2, Class 2A
1,780	5.00	03/25/2034	1,825
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 1A
4,635	4.49	05/25/2034	4,585
Structured Adjustable Rate Mortgage Loan Series 2004-6, Class 3A2
8,361	4.75	06/25/2034	8,295
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
3,622	4.70	11/25/2033	3,631
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
8,898	4.52	12/25/2033	8,920

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO—(Continued)

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Adjustable Rate CMOs—(Continued)
Washington Mutual Series 2003-AR6, Class A1
$2,103	4.35%	06/25/2033	$2,097
Wells Fargo Series 2005-AR16 Class 1A1
7,000	4.98	10/31/2035	7,025

Total Adjustable Rate CMOs			$55,355

Regular Floater CMOs (a) (0.2%)
FHLMC Series 1448, Class F
$1,122	5.03%	12/15/2022	$1,135
FNMA Series 1993-220, Class PF
470	3.65	09/25/2013	470

Total Regular Floater CMOs			$1,605

Planned Amortization Class (PAC) CMOs (5.1%)
FHLMC Series 1506, Class PI
$4,837	6.75%	05/15/2008	$4,923
FHLMC Series 1661, Class PJ
9,665	6.50	01/15/2009	9,865
FHLMC Series 1693, Class H
4,549	6.00	12/15/2008	4,578
FHLMC Series 1720, Class PJ
1,041	7.25	01/15/2024	1,065
FHLMC Series 2498, Class PT
1,664	5.00	10/15/2014	1,665
FNMA REMIC Trust Series 1992-193, Class HB
4,494	6.50	11/25/2007	4,564
FNMA REMIC Trust Series 1993-035, Class H
321	6.75	02/25/2008	322
FNMA REMIC Trust Series 1994-23, Class PE
374	6.00	08/25/2022	374
FNMA Series 2002-22, Class VB
2,361	6.50	08/25/2009	2,373
GNMA REMIC Trust Series 2001-60, Class PD
2,932	6.00	10/20/2030	2,976
GNMA REMIC Trust Series 2002-45, Class QD
1,374	6.50	06/20/2031	1,384
Residential Funding Securities Corp. Series 2003-RM2, Class AI5
2,294	8.50	05/25/2033	2,463

Total PAC CMOs			$36,552

Sequential Fixed Rate CMOs (4.3%)
FHLMC Series 1342, Class H
$1,050	7.50%	08/15/2007	$1,048
FHLMC Series 1980, Class Z
1,750	7.00	07/01/2027	1,826
FHLMC Series 2236, Class Z
13,546	8.50	06/15/2030	14,286
FHLMC Series 2417, Class VK
5,000	6.00	07/15/2018	5,065
FNMA REMIC Trust Series 1992-4, Class H
596	7.50	02/25/2007	605
FNMA REMIC Trust Series 1992-53, Class G
746	7.00	04/25/2007	757
FNMA Series 2001-42, Class HG
1,086	10.00	09/25/2016	1,210
FNMA Series 2002-63, Class KB
195	4.75	02/25/2014	194
FNMA Series G92-44, Class Z
2,667	8.00	07/25/2022	2,832
GNMA REMIC Trust Series 2001-62, Class VL
3,000	6.50	11/16/2017	3,095

Total Sequential Fixed Rate CMOs			$30,918

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO—(Continued)

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Support CMO (0.1%)
FNMA REMIC Trust Series 1993-131, Class Z
$675	7.00%	07/25/2008	$690

Total Collateralized Mortgage Obligations			$125,120

Total Mortgage-Backed Obligations (cost $258,412)			$253,273

Agency Debentures (55.8%)
Federal Farm Credit Bank
$7,600	3.80%	09/07/2007	$7,562
Federal Home Loan Bank
20,000	2.88	05/22/2006	19,852
12,000	2.25	07/28/2006	11,817
15,000	3.75	11/15/2006	14,950
33,000	3.38	02/15/2007	32,676
41,275	4.88	02/15/2007	41,741
20,000	5.38	02/15/2007	20,366
13,000	2.63	05/15/2007	12,694
19,300	3.50	05/15/2007	19,130
40,100	3.75	05/15/2007	39,904
12,000	4.00	07/13/2007	11,960
21,000	3.38	02/15/2008	20,641
Federal Home Loan Mortgage Corp.
20,000	2.27	04/28/2006	19,789
5,500	3.50	04/01/2008	5,424
2,449	6.50	12/01/2032	2,531
Federal National Mortgage Association
7,000	2.35	07/28/2006	6,901
7,000	2.81	09/28/2006	6,911
13,000	2.20	12/04/2006	12,703
34,000	3.55	01/12/2007	33,772
10,000	2.63	01/19/2007	9,810
10,250	2.38	03/30/2007	9,996
10,000	2.88	05/19/2008	9,685
14,500	4.00	07/25/2008	14,392
10,000	3.75	09/15/2008	9,903
7,700	3.13	03/16/2009	7,447

Total Agency Debentures (cost $404,767)			$402,557

U.S. Treasury Obligations (8.3%)
United States Treasury Notes
$18,200	3.38%	02/15/2008	$18,001
42,000	4.00	04/15/2010	42,189

Total U.S. Treasury Obligations (cost $60,278)			$60,190

Total Investments Before Repurchase Agreement (cost $723,439)			$716,020

Repurchase Agreement (b) (2.6%)
Joint Repurchase Agreement Account II
$18,900	3.60%	09/01/2005	$18,900

Maturity Value: $18,902 (cost $18,900)
Total Investments—(101.8%) (cost $742,339)			$734,920

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2005.

(b)	Joint repurchase agreement was entered into on August 31, 2005. Additional information appears on page 24.

Investment Abbreviation:
REMIC—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENT OF INVESTMENTS

August 31, 2005
($ in Thousands)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II— At August 31, 2005, the Portfolios had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Principal
Amount
Portfolio	($ in 000’s)

Money Market	$47,500
Ultra-Short Duration Government	62,300
Short Duration Government	18,900

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount ($ in 000’s)	Rate	Date	Value ($ in 000’s)

Banc of America Securities LLC	$1,750,000	3.60%	09/01/2005	$1,750,175
Barclays Capital PLC	800,000	3.60	09/01/2005	800,080
Bear Stearns & Co.	600,000	3.61	09/01/2005	600,060
Deutsche Bank Securities, Inc.	2,000,000	3.60	09/01/2005	2,000,200
Greenwich Capital Markets	500,000	3.60	09/01/2005	500,050
J.P. Morgan Securities, Inc.	125,000	3.61	09/01/2005	125,013
UBS Warburg LLC	350,000	3.60	09/01/2005	350,035
Wachovia Capital Markets	500,000	3.60	09/01/2005	500,050

TOTAL	$6,625,000			$6,625,663

At August 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.75% to 5.25% due 08/15/2006 to 09/16/2013; Federal Home Loan Mortgage Association, 0.00% to 9.50%, due 06/12/2006 to 09/01/2035 and Federal National Mortgage Association, 2.35% to 10.00%, due 04/05/2007 to 09/01/2035. The aggregate market value of the collateral, including accrued interest, was $6,769,757,519.

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2005

	Money	Ultra-Short	Short
	Market	Duration Government	Duration
	Portfolio	Portfolio	Portfolio

Assets
Investment at value (identified cost $177,908,944, $537,944,064 and $723,439,199 respectively)	$177,908,944	$531,575,343	$716,019,755
Repurchase agreements, at value based on amortized cost	72,500,000	62,300,000	18,900,000
Cash	25,244	105,510	59,444
Receivables:
Investment securities sold	—	156,852	49,629,888
Interest	1,009,297	1,922,491	4,498,060
Reimbursement from administrator	—	24,615	—
Fund shares sold	7,232	—	—
Other assets	871	9,370	5,167

Total assets	251,451,588	596,094,181	789,112,314

Liabilities
Payables:
Investment securities purchased	—	7,043,172	65,788,407
Dividends	406,813	978,243	1,484,196
Advisory fees	18,493	100,036	122,446
Administration fees	5,284	50,018	30,612
Accrued expenses	20,470	64,736	36,727

Total liabilities	451,060	8,236,205	67,462,388

Net Assets
Paid-in capital	251,012,012	639,722,916	745,147,358
Accumulated undistributed (distributions in excess of) net investment income	(7,055)	2,803,229	2,805,634
Accumulated net realized loss on investment transactions	(4,429)	(48,299,448)	(18,883,622)
Net unrealized loss on investments	—	(6,368,721)	(7,419,444)

Net assets	$251,000,528	$587,857,976	$721,649,926

Net asset value, offering and redemption price per Unit (net assets/ Units outstanding)	$1.00	$9.43	$9.59

Units Outstanding
Total Units outstanding, $0.001 par value (unlimited number of Units authorized)	251,012,012	62,318,764	75,288,282

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2005

	Money	Ultra-Short	Short
	Market	Duration Government	Duration
	Portfolio	Portfolio	Portfolio

Investment income:
Interest income-unaffiliated	$13,326,113	$25,749,099	$25,816,698
Interest income-affiliated	37,500	—	—

Total income	$13,363,613	$25,749,099	$25,816,698

Expenses:
Advisory fees	953,719	1,857,473	1,476,344
Administration fees	535,812	928,737	369,086
Custodian and accounting fees	73,790	221,027	229,647
Professional fees	66,552	149,246	66,182
Trustees’ fees	27,820	70,108	56,087
Printing fees	16,175	28,701	29,782
Registration fees	1,762	7,475	5,119
Transfer Agent fees	—	4,635	2,190
Other expenses	26,876	74,870	46,323

Total operating expenses	1,702,506	3,342,272	2,280,760
Advisory fees waived	(578,650)	—	—
Administration fees waived	(428,650)	—	—
Expenses reimbursed	—	(91,696)	—
Custodian credits	(931)	(6,455)	(5,756)

Total expense reductions	(1,008,231)	(98,151)	(5,756)

Net operating expenses	694,275	3,244,121	2,275,004

Net Investment Income	$12,669,338	$22,504,978	$23,541,694

Net Realized Loss on Investment Transactions	(4,429)	(925,923)	(3,634,494)
Net Change in Unrealized Loss on Investments	—	(1,882,250)	(6,091,248)

Net Increase in Net Assets Resulting from Operations	$12,664,909	$19,696,805	$13,815,952

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENTS OF CHANGES IN NET ASSETS

			Ultra-Short Duration Government
	Money Market Portfolio		Portfolio(a)		Short Duration Portfolio(a)

	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004

From Operations:
Net investment income	$12,669,338	$9,927,577	$22,504,978	$30,843,545	$23,541,694	$26,125,927
Net realized gain (loss) on investment transactions	(4,429)	6,992	(925,923)	(4,892,647)	(3,634,494)	(524,569)
Net change in unrealized gain (loss) on investments	—	—	(1,882,250)	4,719,649	(6,091,248)	3,051,635

Net increase in net assets resulting from operations	12,664,909	9,934,569	19,696,805	30,670,547	13,815,952	28,652,993

Distributions to Unitholders:
From net investment income	(12,676,393)	(9,934,569)	(25,301,602)	(47,912,642)	(23,917,022)	(28,720,525)
From paid-in capital	—	—	(56,581)	—	—	(1,628,534)

Total distributions to Unitholders	(12,676,393)	(9,934,569)	(25,358,183)	(47,912,642)	(23,917,022)	(30,349,059)

From Unit Transactions:
Proceeds from sales of Units	6,456,292,323	9,966,095,449	1,600,000	108,785,976	82,603,952	54,646,459
Reinvestment of dividends and distributions	6,738,378	5,341,223	9,574,235	16,088,068	5,701,150	7,403,278
Cost of Units repurchased	(6,797,649,606)	(10,608,811,423)	(897,675,167)	(115,605,376)	(148,719,986)	(63,176,571)

Net increase (decrease) in net assets resulting from Unit transactions	(334,618,905)	(637,374,751)	(886,500,932)	9,268,668	(60,414,884)	(1,126,834)

Total decrease	(334,630,389)	(637,374,751)	(892,162,310)	(7,973,427)	(70,515,954)	(2,822,900)

Net Assets:
Beginning of year	585,630,917	1,223,005,668	1,480,020,286	1,487,993,713	792,165,880	794,988,780

End of year	$251,000,528	$585,630,917	$587,857,976	$1,480,020,286	$721,649,926	$792,165,880

Accumulated Undistributed (Distributions in Excess of) Net Investment Income	$(7,055)	$—	$2,803,229	$4,102,093	$2,805,634	$2,870,744

Summary of Unit Transactions:
Units sold	6,456,292,323	9,966,095,449	169,136	11,375,696	8,591,015	5,585,251
Reinvestment of dividends and distributions	6,738,378	5,341,223	1,014,081	1,686,933	592,375	759,926
Units repurchased	(6,797,649,606)	(10,608,811,423)	(95,028,189)	(12,145,152)	(15,434,806)	(6,466,015)

Net increase (decrease) in Units outstanding	(334,618,905)	(637,374,751)	(93,844,972)	917,477	(6,251,416)	(120,838)

(a)	Effective June 29, 2004, the Government Securities Portfolio changed its name to the Ultra-Short Duration Government Portfolio and the Mortgage Securities Portfolio changed its name to the Short Duration Portfolio.

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

		From	Distributions
		investment	to						Ratios assuming
		operations	Unitholders						no expense reductions

								Ratio of		Ratio of
	Net asset						Ratio of	net investment	Ratio of total	net investment
	value,	Net	From net	Net asset		Net assets,	net expenses	income to	expenses to	income to
	beginning	investment	investment	value, end	Total	end of year	to average	average	average	average
	of year	income(a)	income	of year	return(b)	(000’s)	net assets	net assets	net assets	net assets

Years ended:
8/31/05	$1.00	$0.02	$(0.02)	$1.00	2.44%	$251,000	0.13%	2.36%	0.32%	2.17%
8/31/04	1.00	0.01	(0.01)	1.00	1.01	585,631	0.13	0.99	0.30	0.82
8/31/03	1.00	0.01	(0.01)	1.00	1.25	1,223,006	0.11	1.25	0.28	1.08
8/31/02	1.00	0.02	(0.02)	1.00	1.99	1,816,545	0.11	1.97	0.28	1.80
8/31/01	1.00	0.05	(0.05)	1.00	5.42	1,981,814	0.11	4.80	0.28	4.63

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes reinvestment of all distributions.

The accompanying notes are an integral

part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

					Distributions to								Ratios assuming
		From investment operations			Unitholders								no expense reductions

												Ratio of		Ratio of
	Net asset		Net realized	Total	From			Net asset		Net assets,	Ratio of	net investment	Ratio of total	net investment
	value,	Net	and unrealized	from	net			value,		end of	net expenses	income	expenses to	income	Portfolio
	beginning	investment	gain (loss)	investment	investment		Total	end of	Total	year	to average	to average	average net	to average	turnover
	of year	income(a)(e)	on investments	operations	income(e)		distributions	year	return(b)	(000’s)	net assets	net assets	assets	net assets	rate(c)

Years ended:
8/31/05	$9.48	$0.22	$(0.01)	$0.21	$(0.26	)(f)	$(0.26)	$9.43	2.28%	$587,858	0.35%	2.42%	0.36%	2.41%	68%
8/31/04	9.58	0.20	—	0.20	(0.30)		(0.30)	9.48	2.15	1,480,020	0.34	2.05	0.34	2.05	148
8/31/03	9.73	0.26	(0.07)	0.19	(0.34)		(0.34)	9.58	1.97	1,487,994	0.33	2.70	0.33	2.70	128
8/31/02	9.72	0.38 (d)	0.09 (d)	0.47	(0.46)		(0.46)	9.73	4.94	1,057,429	0.34	3.88 (d)	0.34	3.88 (d)	122
8/31/01	9.63	0.61	0.08	0.69	(0.60)		(0.60)	9.72	7.38	607,213	0.34	6.27	0.34	6.27	35

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(c)	Includes the effect of mortgage dollar roll transactions, if any.
(d)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of these changes for the year ended August 31, 2002 was to decrease net investment income per unit by $0.05, increase net realized and unrealized gains and losses per unit by $0.05, and decrease the ratio of net investment income to average net assets by 0.53%. Per unit data for years prior to September 1, 2001 have not been restated to reflect this change in presentation.
(e)	Net investment income per unit differs from distributions to Unitholders primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(f)	Includes amounts less than $0.005 that are distributions from paid-in capital.

The accompanying notes are an integral

part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

		From investment operations			Distributions to Unitholders

	Net asset		Net realized		From
	value,	Net	and unrealized	Total from	net	From
	beginning	investment	gain (loss)	investment	investment	paid-in	Total
	of year	income(a)(e)	on investments	operations	income(e)	capital	distributions

Years ended:
8/31/05	$9.72	$0.31	$(0.13)	$0.18	$(0.31)	$—	$(0.31)
8/31/04	9.74	0.33	0.03	0.36	(0.36)	(0.02)	(0.38)
8/31/03	9.93	0.36	(0.09)	0.27	(0.46)	—	(0.46)
8/31/02	9.84	0.51 (d)	0.12 (d)	0.63	(0.54)	—	(0.54)
8/31/01	9.56	0.62	0.27	0.89	(0.61)	—	(0.61)

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Ratio of
	Net asset		Net assets,	Ratio of	net investment
	value,		end of	net expenses	income	Portfolio
	end of	Total	year	to average	to average	turnover
	Year	return(b)	(000’s)	net assets	net assets	rate(c)

Years ended:
8/31/05	$9.59	1.91%	$721,650	0.31%	3.19%	235%
8/31/04	9.72	3.74	792,166	0.29	3.34	269
8/31/03	9.74	2.74	794,989	0.30	3.64	275
8/31/02	9.93	6.60	377,752	0.31	5.14 (d)	170
8/31/01	9.84	9.60	481,266	0.30	6.35	164

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(c)	Includes the effect of mortgage dollar roll transactions, if any.
(d)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per unit by $0.04, increase net realized and unrealized gains and losses per unit by $0.04, and decrease the ratio of net investment income to average net assets by 0.43%. Per unit data for years prior to September 1, 2001 have not been restated to reflect this change in presentation.
(e)	Net investment income per unit differs from distributions to Unitholders primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

The accompanying notes are an integral

part of these financial statements.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS

August 31, 2005

1.	Organization

      Trust for Credit Unions is a Massachusetts business trust registered under the Investment Company Act of 1940 (“the Act”), as amended, as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio (formerly Government Securities Portfolio) and Short Duration Portfolio (formerly Mortgage Securities Portfolio) (collectively, “the Portfolios” or individually a “Portfolio”). Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

2.	Summary of Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

  A.     Investment Valuation

      For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value.

  B.     Security Transactions and Investment Income

      Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

      Market discounts and market premiums on debt securities are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. For the Ultra-Short Duration Government Portfolio and Short Duration Portfolio, premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized on an effective yield basis over the expected life of the respective securities. All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with generally accepted

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)

August 31, 2005

2.     Summary of Significant Accounting Policies— (Continued)

accounting principles. Original issue discounts (“OID”) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security.

  C.     Federal Taxes

      It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its Unitholders. Accordingly, no federal tax provisions are required. Income distributions to Unitholders are recorded on ex-dividend date, declared daily and paid monthly by the Portfolios.

      The characterization of distributions to Unitholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital.

      Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to amortize and accrete market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. Such net amortization generally reduces ordinary income available for distribution.

  D.     Expenses

      Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period.

  E.     Repurchase Agreements

      Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

      During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ custodian or designated subcustodians under triparty repurchase agreements.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)

August 31, 2005

2.     Summary of Significant Accounting Policies— (Continued)

      Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Portfolios, together with other registered investment companies having advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”) or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

  F.     When-Issued Securities

      Consistent with National Credit Union Association (“NCUA”) rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell securities in when-issued transactions. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction.

  G.     Mortgage Dollar Rolls

      The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage “dollar rolls” in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

3.	Agreements

      GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Advisory Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee (“advisory fee”), computed daily and payable

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)

August 31, 2005

3.     Agreements— (Continued)

monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Asset levels	Fee

Money Market	up to $300 million	0.20%
	in excess of $300 million	0.15
Ultra-Short Duration Government	All	0.20
Short Duration	All	0.20

      GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2005, GSAM waived advisory fees amounting to approximately $578,700.

      Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, which includes 39 major credit unions that are limited partners. Under the Administration Agreement, CUFSLP, subject to the general supervision of the Trust’s Board of Trustees, provides certain administrative services to the Portfolios. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Fee

Money Market	0.10%
Ultra-Short Duration Government	0.10
Short Duration	0.05

      CUFSLP has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.02% of average daily net assets. This voluntary limitation may be modified or eliminated by CUFSLP in the future at its discretion. For the year ended August 31, 2005, CUFSLP waived administration fees amounting to approximately $428,700.

      CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses exclusive of any expense offset arrangements) (the “Expenses”) of the Money Market Portfolio exceed 0.20% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such Expenses of the Money Market Portfolio. In addition, the portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)

August 31, 2005

3.     Agreements— (Continued)

reimbursements, if any. For the year ended August 31, 2005, no expenses were required to be reimbursed by CUFSLP under this agreement.

      CUFSLP and GSAM have each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses exclusive of any expense offset arrangements) of the Ultra-Short Duration Government Portfolio such that CUFSLP will reimburse expenses that exceed 0.05% up to 0.10% of the Ultra-Short Duration Government Portfolio’s average daily net assets, and GSAM will reimburse expenses that exceed 0.10% up to 0.15% of the Ultra-Short Duration Government Portfolio’s average daily net assets. In addition, the portfolio is not obligated to reimburse CUFSLP and GSAM for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2005, CUFSLP reimbursed approximately $91,700. GSAM was not required to reimburse any expenses under this agreement.

      In addition, the Portfolios have entered into certain expense offset arrangements with the custodian resulting in a reduction in the Portfolios’ expenses. For the year ended August 31, 2005, custody fee reductions for the Money Market, Ultra-Short Duration Government and Short Duration Portfolios amounted to approximately $900, $6,500 and $5,800, respectively.

      Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of Units of the Portfolios. For the year ended August 31, 2005, neither party received any compensation for this service. Goldman Sachs also serves as Transfer Agent of the Portfolios and receives a fee (“transfer agent fee”) from the Ultra-Short Duration Government and Short Duration Portfolios. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on accounts that were open during the month.

4.	Investment Transactions

      The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio for the year ended August 31, 2005 were as follows ($ in thousands):

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio

Purchases of U.S. Government and agency obligations	$496,405	$1,747,069
Purchases (excluding U.S. Government and agency obligations)	7,025	17,544
Sales or maturities of U.S. Government and agency obligations	678,244	1,659,167
Sales or maturities (excluding U.S. Government and agency obligations)	—	28,420

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)

August 31, 2005

5.	Line of Credit Facility

      The Portfolios participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment which has not been utilized. During the year ended August 31, 2005, the Portfolios did not have any borrowings under this facility.

6.	Other Matters

      Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

      In June 2004, the Financial Accounting Standards Board’s (FASB) Emerging Issues Task Force issued EITF 03-01, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” The EITF contains guidance on the determination of whether an investment is considered impaired and the appropriate recording of an impairment loss. On September 30, 2004, the FASB delayed the effective date of EITF 03-01 and extended the comment period for certain aspects of the guidance. On June 29, 2005, the FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment and directed the staff to finalize proposed FSP FAS 115-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.” This FSP would supersede EITF 03-01 and has a projected effective date of reporting periods beginning after December 15, 2005. Although this is not expected to have a significant impact on the Portfolios’ financial statements, the guidance as issued could affect the Portfolio’s Unitholders’ financial reporting of investments in the TCU Ultra-Short Duration Government and Short Duration Portfolios. At this time, it is unclear how this may impact a Unitholder’s decisions surrounding investments in these Portfolios.

7.	Additional Tax Information

The tax character of distributions paid was as followso:

	Ultra-Short Duration
	Government Portfolio		Short Duration Portfolio
	Fiscal Years Ended		Fiscal Years Ended

	August 31, 2005	August 31, 2004	August 31, 2005	August 31, 2004

Distributions paid from:
Ordinary income	$25,301,602	$47,912,642	$23,917,022	$28,720,525

Total taxable distributions	$25,301,602	$47,912,642	$23,917,022	$28,720,525

Tax return of capital	$56,581	$—	$—	$1,628,534

[o]	In addition, the Money Market Portfolio had distributed substantially all of its current year income and realized gains (if any) as ordinary income for the past two years.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)

August 31, 2005

7.     Additional Tax information— (Continued)

As of August 31, 2005, the components of accumulated earnings (losses) on a tax basis for the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio

Undistributed ordinary income—net	$—	$322,932

Total undistributed earnings	$—	$322,932
Capital loss carryforward[1]	(45,434,944)	(14,813,365)
Timing differences (dividends payable and post October losses)	(3,798,368)	(5,497,433)
Unrealized losses—net	(2,631,628)	(3,509,566)

Total accumulated losses—net	$(51,864,940)	$(23,497,432)

There were no significant book to tax differences for the Money Market Portfolio.

[1]	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated:

Portfolio	2007	2008	2009	2010	2011	2012	2013

Ultra-Short Duration Government	$(5,040,383)	$(689,432)	$(139,960)	$(371,560)	$(2,667,678)	$(17,778,765)	$(18,747,166)
Short Duration	(4,468,853)	(526,184)	—	—	(1,439,421)	(4,543,488)	(3,835,419)

The amortized cost for the Money Market Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes. At August 31, 2005, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio

Tax cost	$596,506,971	$738,429,321

Gross unrealized gain	435,406	518,424
Gross unrealized loss	(3,067,034)	(4,027,990)

Net unrealized security loss	$(2,631,628)	$(3,509,566)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, market discounts and market premiums.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)

August 31, 2005

8.	Certain Reclassifications

In order to present the capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown losses, market discounts, market premiums and expiration of capital loss carryforwards.

		Accumulated
	Paid-in	Undistributed Net	Accumulated
Portfolio	Capital	Investment Income	Net Realized Loss

Ultra-Short Duration Government	$689,478	$1,497,760	$(2,187,238)
Short Duration	86,964	310,218	(397,182)

9.	Concentration of Risk

The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be government mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

10.	Subsequent Events

Effective October 17, 2005, CUFSLP voluntarily agreed to increase its administration fee waiver with respect to the Money Market Portfolio by 0.02% of average daily net assets. Additionally, effective October 19, 2005, GSAM has also voluntarily agreed to increase its advisory fee waiver with respect to the Money Market Portfolio by 0.02% of average daily net assets.

Report of Independent Registered Public Accounting Firm

To the Trustees and Unitholders of

Trust for Credit Unions:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio (formerly the Government Securities Portfolio), and Short Duration Portfolio (formerly the Mortgage Securities Portfolio)), (collectively, the Portfolios), at August 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian and brokers, provided a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2005

Portfolio Expenses (Unaudited) — Six Month Period Ended August 31, 2005

          As a Unitholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 through August 31, 2005.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a Unitholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Money Market Portfolio			Ultra-Short Duration Government Portfolio			Short Duration Portfolio

			Expenses			Expenses			Expenses
	Beginning	Ending	Paid for the	Beginning	Ending	Paid for the	Beginning	Ending	Paid for the
	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended
	3/1/05	8/31/05	8/31/05*	3/1/05	8/31/05	8/31/05*	3/1/05	8/31/05	8/31/05*

Actual	$1,000.00	$1,015.00	$0.61	$1,000.00	$1,013.80	$1.80	$1,000.00	$1,015.90	$1.59
Hypothetical 5% return	1,000.00	1,024.60 +	0.62	1,000.00	1,023.42 +	1.81	1,000.00	1,023.63 +	1.60

* Expenses are calculated using each Portfolio’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were 0.13%, 0.36% and 0.31% for Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

Statement Regarding Basis for Approval of Advisory Agreement (Unaudited)

        The Trustees oversee the management of Trust for Credit Unions (the “Trust”), and review the investment performance and expenses of the investment portfolios covered by this Report (the “Portfolios”) at regularly scheduled meetings held during the Portfolios’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Portfolios.

      The Advisory Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on March 21, 2005 (the “Annual Contract Meeting”).

      At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of the Investment Adviser’s services; (d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments and the technology, treasury and tax groups; (f) the Investment Adviser’s financial resources; (g) the fees received by the Investment Adviser’s affiliates from the Portfolios for transfer agency and other services; (h) the terms of the Advisory Agreement; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (j) the Investment Adviser’s credit research process, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time.

      In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.

      In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Portfolios. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Advisory Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

      In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had substantial resources to provide services to the Trust; that the Investment Adviser services had been acceptable; and that the Investment Adviser had been responsive to regulatory and industry changes.

      The Trustees also considered the investment performance of the Portfolios and the Investment Adviser. Information on the Portfolios’ investment performance was provided for one, three, five and ten year periods. The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the investment objectives and credit parameters applicable to the Portfolios. The Trustees concluded that the investment performance of each of the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio as compared to their respective benchmarks was acceptable, and that although the yields of the Money

Statement Regarding Basis for Approval of Advisory Agreement (Unaudited) (continued)

Market Portfolio trailed the federal funds rate, the Portfolio’s investment performance was competitive when compared to the performance of other registered money market funds.

      The Board of Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by a third-party consultant. The Trustees found the industry and peer group comparisons to be helpful in their deliberations.

      More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s expenses to a category average. The analyses also compared the Portfolios’ transfer agency fees and other expenses to peer groups and medians.

      In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their unitholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that the current investment advisory fee for Money Market Portfolio had a breakpoint at $300 million (from 0.20% to 0.15%), although the Investment Adviser was currently voluntarily waiving its investment advisory fee to a lower level (0.07%). In addition, the Trustees noted that although the investment advisory fees for the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio did not include breakpoints, the ordinary operating expense ratios for these Portfolios were among the lowest in the mutual fund industry, which would appear to indicate that the Portfolios were sharing in economies of scale at their current asset levels.

      The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Portfolios. These other benefits included the transfer agency fees paid by the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Portfolios. The Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.

      After reviewing the information regarding the Investment Adviser’s costs, profitability and economies of scale, and after considering the Investment Adviser’s services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Age and Address[1]	with Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]

James C. Barr Age 69	Trustee	Since 1989	Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Edgar F. Callahan Age: 77	Trustee	Since 1989	Partner, Member Value Network, L.L.C. (March 2003-Present); Chief Executive Officer, PATELCO Credit Union (October 1987-December 2002).	3	None

Robert M. Coen Age: 66	Trustee	Since 1989	Professor of Economics, Northwestern University.	3	None

Thomas S. Condit Age: 63	Trustee	Since 1989	Retired; Director, American Communities Property Trust (March 2003-Present); Partner, New Media Publishing, Inc. (January 1996- August 1998).	3	None

Rudolf J. Hanley Age: 62	Trustee	Since 2003	President and Chief Executive Officer, Orange County Federal Teachers Credit Union (September 1982- Present).	3	None

Betty G. Hobbs Age: 66	Trustee	Since 1996	President and Chief Executive Officer, The Tennessee Credit Union (over 25 years).	3	None

Gary Oakland Age: 52	Vice Chairman and Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-Present).	3	None

D. Michael Riley Age: 58	Chairman and Trustee	Since 2000	President, D. Michael Riley & Associates (July 1996-Present).	3	None

Wendell A. Sebastian Age: 61	Trustee	Since 1989	President and Chief Executive Officer, GTE Federal Credit Union (January 1998-Present).	3	None

Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Age and Address[1]	with Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.

[2]	Each Trustee serves for an indefinite term until the next meeting of Unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

[3]	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Officers of the Trust

Term of
Office and
	Position(s) Held	Length of
Name, Age and Address	with Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Charles W. Filson, 60 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20016	President	Since 1988	Director and President, Collahan Financial Services, Inc. (“CFS”) (Nov. 2001- Present); and Treasurer, CFS (October 1987-Present).
James A. Fitzpatrick, 45 71 South Wacker Drive Suite 500 Chicago, IL 60606	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present) Vice President, GSAM (April 1997-December 1999); Vice President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (October 1997-Present).
John M. Perlowski, 40 32 Old Slip, 31st Floor New York, NY 10005	Treasurer	Since 1998	Managing Director, Goldman Sachs (December 2003-Present); Vice President, Goldman Sachs (July 1995-December 2003); Treasurer, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present).
Howard B. Surloff, 40 One New York Plaza, 37th Floor New York, NY 10004	Secretary	Since 2000	Managing Director, Goldman Sachs (November 2002-Present); General Counsel to the U.S. Funds Group (December 1997-Present); Secretary, Goldman Sachs Mutual Fund Complex (registered investment companies) (2001- Present) and Assistant Secretary prior thereto.
Kaysie P. Uniacke, 44 32 Old Slip, 31st Floor New York, NY 10005	Assistant Secretary	Since 1995	Partner, Goldman Sachs (October 2002- Present); Managing Director, GSAM (since 1997); Trustee, Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present); President, Goldman Sachs Mutual Fund Complex (registered investment companies) (2002-Present).

[1]	Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers hold office at the pleasure of the Trustees.

TRUST

for Credit Unions

Trustees
D. Michael Riley, Chairman
Gary Oakland, Vice-Chairman
James C. Barr
Edgar F. Callahan
Robert M. Coen
Thomas S. Condit
Rudolf J. Hanley
Betty G. Hobbs
Wendell A. Sebastian

Officers
Charles W. Filson, President
James A. Fitzpatrick, Vice President
John M. Perlowski, Treasurer
Howard B. Surloff, Secretary
Kaysie P. Uniacke, Assistant Secretary

Administrator
Callahan Credit Union Financial Services, Inc.,
Limited Liability Limited Partnership

Investment Adviser
Goldman Sachs Asset Management, L.P.,
an affiliate of Goldman, Sachs & Co.

Transfer Agent
Goldman, Sachs & Co.

Distributors
Callahan Financial Services, Inc.

Goldman, Sachs & Co.

Independent Auditors
PricewaterhouseCoopers LLP

Return address:
Goldman Sachs Funds
71 South Wacker Drive
Suite 500
Chicago, IL 60606

TCUAR05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. D. Michael Riley is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Trust for Credit Unions: Table 1 – Items 4(a) – 4(d).

	2005	2004	Description of Services Rendered
Audit Fees	$39,600	$45,600	Financial statement audits

Audit-Related Fees[1]	$185,000	$180,000	Other attest services

Tax Fees	$14,000	$14,000	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns

All Other Fees	$0	$0

[1]	These fees include the portions allocated to the Goldman Sachs Trust and the Goldman Sachs Variable Insurance Trust.

Table 2 — Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions’ service affiliates * that were pre-approved by the Trust for Credit Unions’ Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2005	2004	Description of Services Rendered
Audit-Related Fees	$625,000	$625,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

Tax Fees	$0	$0

All Other Fees	$0	$0

*	These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU’s Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust for Credit Unions’ service affiliates listed in Table 2 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Trust for Credit Unions by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $199,000 and $194,000, respectively. The aggregate non-audit fees billed to the Trust for Credit Unions’ investment adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 26, 2004 and November 28, 2003 were approximately $3.9 million and $4.2 million, respectively. The 2004 and 2003 amounts include fees for non-audit services required to be pre-approved (see Table 2) and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust for Credit Unions’ operations or financial reporting.

Item 4(h) – The Trust for Credit Unions’ Audit Committee has considered whether the provision of non-audit services to the Trust for Credit Unions’ investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Annual Report to Unitholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Trust for Credit Unions’ Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 10(a)(1) of the registrant’s Form N-CSR filed on November 7, 2003 (Accession Number 0000950123-03-012301).

(a)(2) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust For Credit Unions

By:	/s/ CHARLES W. FILSON

Charles W. Filson
President/Principal Executive Officer of
Trust For Credit Unions

Date:	October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ CHARLES W. FILSON

Charles W. Filson
President/Principal Executive Officer of
Trust For Credit Unions

Date:	October 28, 2005

By:	/s/ JOHN M. PERLOWSKI

John M. Perlowski
Treasurer/Principal Financial Officer of
Trust For Credit Unions

Date:	October 28, 2005